Exhibit 99.1

Wellous, a Wellness and Nutrition Company in Southeast Asia, Enters into a Definitive Merger Agreement with Kairous Acquisition Corporation Limited (NASDAQ: KACL)

Founded in 2016, Wellous is transforming the nutrition and multifunctional food product sector, offering naturally sourced ingredients in order to extract the most beneficial compounds. Wellous has developed an innovative platform through which the company provides its thousands of techpreneurs with streamlined services and support and its product users with enhanced shopping and interaction experiences globally.

Wellous provides premium quality and hard to find raw materials from countries such as New Zealand, Japan and South Korea, among others. Wellous has introduced more than a dozen product series since its founding 6 years ago. The Company’s operations are based in Malaysia, with a strong presence in the Asia-Pacific markets including Malaysia, Singapore and Hong Kong and growing presences in other markets across the world.

Wellous has an extensive portfolio of health food products and an experienced medical and research board of advisors, which, in combination, appeal to a broad range of consumer demographics across varied generations, cultures, income levels, and degrees of sophistication regarding health and wellness, and empower its product users to take charge of their individual needs.

Kuala Lumpur, Malaysia, December 13, 2022: Wellous Group Limited (“Wellous”, or the “Company”), a fast-growing Asia-based international nutrition company that develops, manufactures, markets and sells health and wellness products, and Kairous Acquisition Corp. Limited (“Kairous”) (NASDAQ: KACL), a publicly traded special purpose acquisition company, today announced that it has entered into a definitive merger agreement (the “Merger Agreement”) that will result in Wellous becoming a publicly listed company upon the closing of the transaction contemplated there in (the “Proposed Transaction”). Upon closing, the combined company will be renamed “Wellous Group Holdings Limited” (the “Combined Company”) and expects to list its ordinary shares on Nasdaq.

Founded in 2016, Wellous started off as a homegrown brand focusing on sharing and harnessing the benefits of mother nature to communities through carefully curated formulations. The Company prides itself not only as a nutrition company aiming to provide health food and supplements that meet, and exceed the expectations of its product users, but also as an innovative technology-forward company with a platform available to its thousands of “techpreneurs” - individuals with sophisticated social media marketing skills, as well as nutrition and fitness knowledge-transfer capabilities - to utilize the Company’s Five5S sales platform to establish, enhance and expand its relationship with product users. Wellous sources its ingredients naturally, from geographically diverse origins, and works diligently to ensure it upholds high standards while curating its products. Wellous and its products are trusted brands, as evidenced by numerous awards accumulated over the past several years.

Management Comments

Wee Kuan (“Andy”) Tan and Henry Chin, Co-Founders of Wellous

“Wellous strives to bring its high quality, innovative and tailored health products across the world, and we are targeting future expansion opportunities in markets which go beyond Southeast Asia”, Tan said. “We see a vast addressable market, totaling approximately $700 billion annually by 2027, as provided in a study by Grand View Research, due to increased demand for food and supplements that provide health benefits tailored to specific individual needs”, Chin said.

Joseph Lee, CEO of Kairous

“Over the past decade, I have evaluated over a thousand fast-growing companies in Asia, and I believe that Wellous is a hidden gem. The company understands the high-growth consumer wellness and nutrition industry in Asia, and successfully found the right brand story, products and marketing strategy to serve rising middle-income consumers. By innovatively leveraging on social techpreneurs and supporting them with its proprietary tech stacks, Wellous’ business model is highly scalable across different markets. Wellous is a testament to the global investor community that Southeast Asia companies are capable of being profitable while maintaining high growth. With the Proposed Transaction, we strongly believe Wellous will grow stronger and increase its brand recognition internationally.”

Key Transaction Terms

As provided in the Merger Agreement, the merger consideration is $270 million, payable by newly-issued securities of the Combined Company valued at $10.10 per share. Additional earnout shares may be issuable to Wellous stockholders after closing, upon achievement of certain trading price-based and/or profitability targets.

Cash proceeds raised will consist of Kairous’s approximately $21 million in trust (assuming no redemptions by Kairous’s existing public shareholders) which is anticipated to support the Company’s growth capital needs and to be used for general working capital purposes. After the closing, Wellous shareholders are expected to retain a majority of the outstanding shares of the Combined Company and Wellous will designate a majority of proposed directors for the Combined Company’s board.

The Wellous management team, led by its co-founders Andy Tan and Henry Chin, will continue to run the Combined Company after the closing of the Proposed Transaction.

The boards of directors of both Wellous and Kairous have unanimously approved the Proposed Transaction, which is expected to be completed in mid–2023, subject to, among other things, approval by Kairous’ and Wellous’ shareholders, and satisfaction (or waiver, as applicable) of the conditions provided in the Merger Agreement, including regulatory approvals and other customary closing conditions, including a registration statement in connection with the Proposed Transaction being declared effective by the U.S. Securities and Exchange Commission (the “SEC”).

Additional information about the Proposed Transaction, including a copy of the Merger Agreement, will be provided in a Current Report on Form 8-K to be filed by Kairous with the SEC and available at www.sec.gov. Additional information about the Proposed Transaction will be described in the Registration Statement, which Kairous and/or its subsidiary will file with the SEC.

Advisors

Chardan is serving as M&A and Capital Markets advisor and Loeb & Loeb LLP is serving as legal advisor to Kairous. Robinson & Cole LLP is serving as legal advisor to Wellous. ICR is serving as Investor Relations and Public Relations for the Proposed Transaction.

About Wellous

Wellous is a health food and nutrition company that develops, manufactures, markets and distributes trusted and beneficial health and wellness products. The Company offers only the best of nature, the most precious ingredients from a wide sourcing network. Based in Malaysia, Wellous’s products and services are distributed through its tech-enabled distribution channels. The Company has a strong footprint in the Asia-Pacific markets and growing presences in other markets across the world.

About Kairous Acquisition Corp. Limited

Kairous Acquisition Corp. Limited is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

Additional Information and Where to Find It

In connection with the Proposed Transaction, Kairous and/or its subsidiary will file with the SEC a Registration Statement on Form F-4 (as amended, the Registration Statement”), which will include a proxy statement/prospectus. After the Registration Statement is declared effective, Kairous will send the proxy statement/prospectus and other relevant documents to its shareholders. This press release is not a substitute for the proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WELLOUS, KAIROUS, THE PROPOSED TRANSACTION AND RELATED MATTERS. The Registration Statement and any other relevant filed documents (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Kairous at https://www.kairous.com/insights or upon written request at Kairous Acquisition Corp. Limited, Unit 9-3, Oval Tower @ Damansara, No. 685, Jalan Damansara, 60000 Taman Tun Dr. Ismail, Kuala Lumpur, Malaysia.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions described herein, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending business combination, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of Kairous and the Company to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of the Company or Kairous; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Kairous’s securities; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (viii): risks relating to the wellness and nutritional supplements sectors, including consumer preference and purchasing habit changes, raw material supply fluctuation, governmental regulatory and enforcement changes, market competitions, competitive product and pricing activity; and (ix) risks relating to the combined company’s ability to enhance its services and products, execute its business strategy, expand its customer base and maintain stable relationship with its business partners.

A further list and description of risks and uncertainties can be found in the Prospectus filed on December 14, 2021 relating Kairous’s initial public offering and in the Registration Statement and proxy statement that will be filed with the SEC by Kairous and/or its subsidiary in connection with the proposed transactions, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Kairous, the Company and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Kairous or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Participants in the Solicitation

Kairous and the Company, and certain shareholders of Kairous, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Kairous ordinary shares in respect of the proposed transaction. Information about Kairous’s directors and executive officers and their ownership of Kairous ordinary shares is set forth in the Prospectus filed on December 14, 2021 and filed with the SEC as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of that filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the Registration Statement/proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Wellous and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Kairous in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the Registration Statement/proxy statement pertaining to the proposed transaction when it becomes available for the proposed business combination.

Contacts

Investors:

Michael Bowen

wellousIR@icrinc.com

Media:

Brad Burgess

wellousIR@icrinc.com

Kairous Acquisition Corp. Limited

Joseph Lee

ir@kairous.com